EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Thomas M. O'Flynn and James T. Foran, and each of them (with full power to act without the other), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated (the "Registrant") to sign the Registration Statement on Form S-3 to be filed by the Registrant with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of the Registrant's Common Stock, Preferred Stock, Stock Purchase Contracts, Stock Purchase Units, Senior Debt Securities and Subordinated Debt Securities and any and all amendments of such Registration Statement.

      IN WITNESS WHEREOF, each of the undersigned has executed this instrument this 21st day of November, 2008.

          /S/ RALPH IZZO                      /S/ SHIRLEY ANN JACKSON
          -------------------------           -------------------------
          Ralph Izzo                          Shirley Ann Jackson

          /S/ DEREK M. DIRISIO                /S/ THOMAS M. O'FLYNN
          -------------------------           -------------------------
          Derek M. DiRisio                    Thomas M. O'Flynn

          /S/ CAROLINE DORSA                  /S/ THOMAS A. RENYI
          -------------------------           -------------------------
          Caroline Dorsa                      Thomas A. Renyi

          /S/ ALBERT R. GAMPER, JR.           /S/ HAK CHEOL SHIN
          -------------------------           -------------------------
          Albert R. Gamper, Jr.               Hak Cheol Shin

          /S/ CONRAD K. HARPER                /S/ RICHARD J. SWIFT
          -------------------------           -------------------------
          Conrad K. Harper                    Richard J. Swift

          /S/ WILLIAM V. HICKEY
          -------------------------
          William V. Hickey